CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-30862, 333-47002, 333-47008, and 333-48430, and on Form S-3 File No. 333-60350.


                                                        /s/ ARTHUR ANDERSEN LLP


Rochester, New York
June 29, 2001